UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

Dynavax Technologies Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34207	33-0728374
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, Suite 900
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 848-5100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DVAX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The 2022 Annual Meeting of Stockholders of Dynavax Technologies Corporation (the "Company") was held on May 26, 2022 in a virtual meeting format, pursuant to notice duly given (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved an amendment and restatement of the Company’s 2018 Equity Incentive Plan (the “Plan”) to, among other things, increase the aggregate number of shares of common stock of the Company (“Common Stock”) authorized for issuance under the Plan by 15,000,000. A summary of the Plan is set forth in the Company’s definitive proxy statement (“Proxy Statement”) on Schedule 14A, filed with the Securities and Exchange Commission on April 14, 2022.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Proxies for the Annual Meeting were solicited by the board of directors of the Company (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. As of April 4, 2022, the record date for the Annual Meeting, a total of 126,311,669 shares of Common Stock were outstanding and entitled to vote. There were 93,003,400 shares present in person or by proxy, constituting a quorum, at the Annual Meeting, at which the stockholders were asked to vote on four (4) proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal. The proposals are described in detail in the Company’s Proxy Statement.

Proposal 1. Election of Directors

The stockholders elected Julie Eastland, Andrew Hack, M.D., Ph.D., Brent MacGregor, Scott Myers and Elaine Sun, as Class I directors of the Company to hold office until the 2025 annual meeting of stockholders or until their respective successors are duly elected and qualified. The voting for each director was as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Julie Eastland	45,867,689	26,653,197	22,482,514
Andrew Hack, M.D., Ph.D.	59,946,855	12,574,031	22,482,514
Brent MacGregor	69,898,687	2,622,199	22,482,514
Scott Myers	68,323,554	4,197,332	22,482,514
Elaine Sun	70,990,410	1,530,476	22,482,514

Proposal 2. Amendment and Restatement of the 2018 Equity Incentive Plan

The stockholders approved the amendment and restatement of the Company’s 2018 Equity Incentive Plan to, among other things, increase the authorized number of shares of Common Stock by 15,000,000. The maximum number of shares of Common Stock that may be issued under the Plan, as amended, will not exceed 32,600,000 shares of Common Stock. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
63,707,134	8,664,999	148,753	22,482,514

Proposal 3. Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
67,697,574	4,551,027	272,285	22,482,514

Proposal 4. Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
90,508,221	4,006,259	488,920	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date:	May 26, 2022	By:	/s/ Kelly MacDonald
Kelly MacDonald Chief Financial Officer